Exhibit 10.1

STOCK ISSUANCE, ASSUMPTION AND RELEASE AGREEMENT

THIS STOCK ISSUANCE, ASSUMPTION AND RELEASE AGREEMENT (the “Agreement”) is made as of the 17th day of August, 2007, by and among GREENS WORLDWIDE INCORPORATED, an Arizona corporation (the “GRWW”), AIR BROOK AIRPORT EXPRESS, INC., a Delaware corporation (“ARBK”), and AJW PARTNERS, LLC, a Delaware limited liability company (“AJW Partners”), AJW OFFSHORE, LTD., a Caymans Island corporation (“AJW Offshore”), AJW QUALIFIED PARTNERS, LLC, a New York limited liability company (“AJW Qualified Partners”), and NEW MILLENNIUM CAPITAL PARTNERS, II, LLC, a New York limited liability company (“New Millennium” and together with AJW Partners, AJW Offshore and AJW Qualified Partners, “NIR”).

R E C I T A L S:

A.           GRWW and NIR entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of March 22, 2007. The transactions contemplated by the Purchase Agreement resulted in a new funding of $625,000 into GRWW and a restructuring of GRWW’s relationship with NIR. GRWW, NIR and certain affiliates of NIR also entered into a Release Agreement, dated as of March 22, 2007, under which the parties agreed to terminate any prior agreements among the parties and to release the other parties from any potential claims.

B.           The Purchase Agreement provided for the sale by GRWW to NIR of callable secured convertible notes with an aggregate face amount of $7,807,500, including interest (the “Existing Notes”), due on March 22, 2010 and convertible into common stock, no par value, of GRWW (“GRWW Common Stock”) at a 75% discount to the then current fair market value of GRWW’s common stock as defined in the Existing Notes. In addition, the Purchase Agreement provided for the issuance by GRWW to NIR of warrants to purchase 40,000,000 shares of GRWW Common Stock (the “Existing Warrants”).

C.            In exchange for the issuance of 390,000 shares (the “Preferred Shares”) of Series A preferred stock, $10.00 par value per share, of GRWW (“GRWW Series A Stock”) having the rights set forth herein, ARBK desires to assume 50% of GRWW’s indebtedness to NIR evidenced by the Existing Notes (the “Assumed Debt”).

D.            NIR consents to ARBK’s assumption of the Assumed Debt and agrees to release GRWW from any and all of its obligations relating to the Assumed Debt on the terms and conditions set forth herein.

E.         NIR desires to surrender to GRWW for cancellation the Existing Warrants in exchange for the issuance by GRWW of warrants to purchase 20,000,000 shares of GRWW Common Stock in the aggregate (the “New Warrants”).

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows:

1.           Assumption of Debt. ARBK hereby assumes the Assumed Debt in exchange for the Preferred Shares. NIR hereby consents to the assumption of the Assumed Debt to ARBK.

2.           Release. NIR hereby releases GRWW from its obligations relating to the Assumed Debt in consideration for those callable secured convertible notes in the aggregate principal amount of $3,903,750 issued by ARBK, in the form of attached Exhibit A, and those callable secured convertible notes in the aggregate principal amount of $3,903,750 issued by GRWW, in the form of attached Exhibit B. The parties acknowledge that NIR modified its organizational structure as of June 30, 2007, and agree that the callable secured convertible notes shall be issued to the following entities in accordance with the following percentages: AJW Master Feed, Ltd., a Cayman Islands corporation (90.9%); AJW Partners (8.8%); and New Millennium (0.3%).

3.           Warrants. At the closing hereof, NIR shall surrender to GRWW for cancellation the Existing Warrants, and GRWW shall deliver to NIR the New Warrants, in the form of attached Exhibit C. The parties agree that the New Warrants shall be issued to the entities and in accordance with the percentages identified in the last sentence of Section 2.

4.           GRWW Series A Stock. The GRWW Series A Stock shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation attached as Exhibit D, which shall include, without limitation:

(i)	The GRWW Series A Stock shall have no liquidation preference.

(ii)         The holders of the GRWW Series A Stock, voting as separate class, shall have the right to elect at least one half of the members of the Board of Directors of GRWW at any time, plus one more member, and shall vote on an as converted basis with the holders of GRWW Common Stock on all matters placed before the holders of GRWW Common Stock.

(iii)        GRWW shall not, without first obtaining the affirmative vote or the written consent of the holders of the GRWW Series A Stock, take any of the following actions (whether by merger, consolidation or otherwise):

(A)        effect the sale, lease, license or other disposition of all or substantially all of GRWW’s assets, or which results in the holders of GRWW’s capital stock prior to the transaction owning less than 50% of the voting power of GRWW’s capital stock after the transaction;

(B)        authorize any merger, consolidation or share exchange between GRWW and another entity;

(C)        authorize the voluntary or involuntary liquidation, dissolution or winding up of GRWW or its business; or

(D)       issue any new shares of GRWW Series A Stock or securities convertible into or exercisable for GRWW Series A Stock.

(iv)        Each share of GRWW Series A Stock shall convert into 640 shares of GRWW Common Stock and shall have standard anti-dilution rights as provided in the GRWW articles of incorporation.

5.           Representations and Warranties of ARBK. ARBK represents and warrants as follows:

(a)          Investment Purpose. As of the date hereof, ARBK is purchasing the Preferred Shares and the shares of GRWW Common Stock issuable upon conversion of the Preferred Shares (the “Conversion Shares”) (the Preferred Shares and the Conversion Shares, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act of 1933, as amended (the “1933 Act”); provided, however, that by making the representations herein, ARBK does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. ARBK recognizes and understands the current articles of incorporation of GRWW do not authorize a sufficient number of shares of GRWW Common Stock to allow it to convert any of the Preferred Shares, which can only be authorized by holders of GRWW Common Stock in a meeting of shareholders that is not currently scheduled. Accordingly, ARBK recognizes that until this occurs, it has no right to convert any of the Preferred Shares to GRWW Common Stock.

(b)          Accredited Investor Status. ARBK is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

(c)          Reliance on Exemptions. ARBK understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that GRWW is relying upon the truth and accuracy of, and ARBK’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of ARBK set forth herein in order to determine the availability of such exemptions and the eligibility of ARBK to acquire the Securities.

(d)          Information. ARBK and its advisors, if any, have been, and for so long as the Securities remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of GRWW which have been requested by ARBK or its advisors. ARBK and its advisors, if any, have been, and for so long as the Securities remain outstanding will continue to be, afforded the opportunity to ask questions of GRWW. Notwithstanding the foregoing, GRWW has not disclosed to ARBK any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to ARBK. ARBK understands that its investment in the Securities involves a significant degree of risk. ARBK is not aware of any facts that may constitute a breach of any of its representations and warranties made herein.

(e)          Governmental Review. ARBK understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)           Transfer or Re-sale. ARBK understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) ARBK shall have delivered to GRWW an opinion of counsel reasonably acceptable to GRWW and its counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by GRWW, (c)the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of ARBK who agrees to sell or otherwise transfer the Securities only in accordance with this Section 5(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and ARBK shall have delivered to GRWW an opinion of counsel reasonably acceptable to GRWW and its counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by GRWW; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither GRWW nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g)          Legends. ARBK understands that the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

The legend set forth above shall be removed and GRWW shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides GRWW with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, which opinion shall be reasonably acceptable to GRWW’s counsel, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by GRWW so that the sale or transfer is effected or (c) such holder provides GRWW with reasonable assurances that such Security can be sold pursuant to Rule 144 or Regulation S. ARBK agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

6.           Transition.        GRWW agrees to cooperate with ARBK to effectuate a clear transition of all control of corporate matters to ARBK after closing.

7.           Mutual Releases.          On or before the execution of this Agreement, Tom Kidd, on the one hand, and Bill Conwell, Vera Harrell, and Bob Marshburn on the other, will enter into the Mutual Release Agreement, a copy of which is attached as Exhibit E.

8.           Appointment of GRWW Board; Resignations. Each of Bill Conwell, Vera Harrell, and Bob Marshburn shall resign as members of the GRWW board of directors as of the time of execution of this Agreement and the holders of GRWW Series A Stock shall have appointed Tom Kidd as the sole director of GRWW.

9.           Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

10.         Applicable Law. Notwithstanding the place where this Agreement may be executed, all of the terms and provisions and validity of this Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia without reference to the conflict of law principles thereof.

11.         Entire Agreement. This Agreement and the Exhibits hereto and the other documents delivered hereunder constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede all prior agreements, understandings, inducements or conditions, express or implied, oral or written, relating to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof.

12.         Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

13.         Notices. All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) on the business day (or the next succeeding business day if the date of delivery is not a business day) when delivered by hand or by Federal Express, UPS or a similar commercial overnight courier with provisions for a receipt; (b) five days after being deposited in any postage prepaid, registered or certified mail; or (c) on the business day (or the next succeeding business day if the date of delivery is not a business day) when successfully transmitted by facsimile (with a confirming copy of such communication to be sent as provided in clauses (a) or (b) above), to the receiving party at the address or facsimile number set forth below (or at such other address or facsimile number for a party as shall be specified by like notice); provided, however, that any notice of change of address or facsimile number shall be effective only upon receipt:

(a)	if to GRWW, to:

Greens Worldwide Incorporated

__________________

__________________

Telephone:

Facsimile:

Attention: ___________

(b)	if to ARBK, to:

Air Brook Airport Express, Inc.

__________________

__________________

Telephone:

Facsimile:

Attention: ___________

(c)	if to NIR, to:

1044 Northern Boulevard
Suite 302
Roslyn, New York 11576
Attention: _____________
Telephone: (516) 739-7110
Facsimile: (516) 739-7115

14.         Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction

15.         Execution: Counterparts and Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

16.         Gender; Tense; Number. Where appropriate to the context, pronouns of other terms expressed in one number or gender will be deemed to include all other numbers or genders. The use of a word in one tense will include the other tenses, where appropriate to the context.

[SIGNATURES TO FOLLOW]

                IN WITNESS WHEREOF, the undersigned have caused this Stock Issuance, Assumption and Release Agreement to be duly executed as of the date first above written.

GREENS WORLDWIDE INCORPORATED

By: _______________________________

Bob Marshburn, Vice President

AIR BROOK AIRPORT EXRESS, INC.

By: _______________________________

R. Thomas Kidd, CEO

AJW PARTNERS, LLC

By: SMS Group, LLC

By: ______________________________

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.

By: First Street Manager II, LLC

By: ______________________________
Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC

By: AJW Manager, LLC

By: ______________________________
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By: First Street Manager II, LLC

By: ______________________________
Corey S. Ribotsky, Manager

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